COUNTRY INVESTORS LIFE ASSURANCE COMPANY

COUNTRY Investors Variable Annuity Account
Supplement Dated July 6, 2006
to the
Prospectus For
Individual Flexible Premium Deferred Variable Annuity Contract
(Dated May 1, 2006)


This supplement describes changes to the COUNTRY VP Short-
Term Bond Fund and the COUNTRY VP Balanced Fund available under the individual flexible premium deferred variable annuity contract (the "Contract") listed above issued by COUNTRY Investors Life Assurance Company ("COUNTRY Investors" or the "Company"). Please retain this supplement with your Contract prospectus for future reference.

At a recent meeting of the Board of Trustees for COUNTRY Mutual Funds Trust (the "Board of Trustees"), the Board of Trustees voted to close the COUNTRY VP Short-Term Bond Fund and the COUNTRY VP Balanced Fund (together the "Discontinued Funds") to new investment as of July 31, 2006, and to liquidate both Discontinued Funds on or before August 31, 2007. In turn, the COUNTRY VP Short-Term Bond Fund Subaccount and the COUNTRY VP Balanced Fund Subaccount (together the "Discontinued Subaccounts"), which invest in the COUNTRY VP Short-Term Bond Fund and the COUNTRY VP Balanced Fund, respectively, will also not be available for investment (allocation of premium payments and transfers) beginning on July 31, 2006 (the "Closing Date").

As a result of the Board of Trustees' decision to liquidate the Discontinued Funds, COUNTRY Investors, on behalf of the COUNTRY Investors Variable Annuity Account, intends to file an application for substitution relief with the Securities and Exchange Commission ("SEC") in the near future. If the SEC grants the request for substitution relief, Owner investment in the COUNTRY VP Short-Term Bond Fund Subaccount and the COUNTRY VP Balanced Fund Subaccount will automatically be transferred to the EquiTrust High Grade Bond Fund Subaccount and the T.Rowe Price Personnel Strategy Balanced Fund Subaccount, respectively, as of a date determined by the Company following receipt of an SEC order granting substitution relief (the "Substitution"). Owners will receive advance notice of the date of the Substitution (the "Substitution Date").

The Substitution will not result in a change in an Owner's Accumulated Value or death benefit. Owners will not incur any fees or charges as a result of the Substitution, nor will their rights or the Company's obligations under the Contract be altered in any way. The Company will bear all expenses incurred in connection with the Substitution. Following the Substitution, affected Owners will receive a written notice informing them of the facts and details of the Substitution.

Accumulated Value may continue to remain in the Discontinued Subaccounts after the Closing Date until the Substitution Date. After the Closing Date, however, Owners will not be able to allocate premium payments or transfer Accumulated Value from the Declared Interest Option or the other subaccounts available under the Contract to the Discontinued Subaccounts.

From the date of this Supplement until the Substitution Date, Contract Owners may transfer Accumulated Value from the Discontinued Subaccounts to the Declared Interest Option and the other subaccounts available under the Contract free of charge without such transfers counting against the number of free transfers allowed each Contract Year. For 30 days following the Substitution Date, Contract Owners whose Accumulated Value was transferred to the EquiTrust High Grade Bond Fund Subaccount and/or the T.Rowe Price Personnel Strategy Balanced Fund Subaccount (the "Replacement Subaccounts") as a result of the Substitution may transfer Accumulated Value from the Replacement Subaccounts to the Declared Interest Option and the other subaccounts available under the Contract free of charge without such transfers counting against the number of free transfers. Although COUNTRY Investors has no present intention to increase the charge for transfers under the Contract, COUNTRY Investors agrees that from the date of this Supplement until at least 30 days after the Substitution Date, the Company will not exercise any rights reserved by it under the Contract to impose additional charges for transfers.

If you have any questions concerning the closing of the Discontinued Subaccounts, the Substitution, your Contract or if you wish to receive a prospectus for your Contract and the prospectuses for the Investment Options, please do not hesitate to call your representative or the Variable Product Service Center toll-free at (888) 349-4658.